UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 06, 2026

Alector, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38792	82-2933343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Oyster Point Blvd. Suite 600
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 231-5660

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALEC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Alector, Inc. (the “Company”) was developing the investigational progranulin-elevating monoclonal antibodies, latozinemab and nivisnebart, in collaboration with Glaxo Wellcome UK Limited (“GSK”), under the Collaboration and License Agreement between the parties, dated as of July 1, 2021, and as amended on May 19, 2023 (the “GSK Agreement”). On October 21, 2025, the Company announced that the Phase 3 INFRONT-3 clinical trial evaluating latozinemab in individuals with frontotemporal dementia due to a progranulin gene mutation did not meet its clinical co-primary endpoint. On April 29, 2026, the Company announced the discontinuation of the Phase 2 PROGRESS-AD trial of nivisnebart in individuals with early Alzheimer’s disease following an interim futility analysis. On July 6, 2026, GSK provided written notice to the Company terminating the GSK Agreement (“Notice”). Under the terms of the GSK Agreement, the termination will be effective 180 days from the Notice, or January 2, 2027.

On July 8, 2026, the Company repaid in full and terminated the Loan and Security Agreement, dated as of November 14, 2024, as amended (the “Loan Agreement”), by and among the Company, Alector LLC, a Delaware limited liability company, as co-borrower (together with the Company, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto, as lenders (collectively, referred to as the “Lenders”), and Hercules Capital, Inc., in its capacity as administrative agent and collateral agent for itself and the Lenders (“Hercules”). The Company repaid a total of $10,428,827.77 aggregate principal amount of outstanding loans, plus accrued interest and end of term and prepayment charges thereon.

The foregoing descriptions of the GSK Agreement and the Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the GSK Agreement, a copy of which is filed as Exhibits 10.12 and 10.13 to the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and the Loan Agreement, a copy of which is filed as Exhibits 10.16 and 10.17, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in each case incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALECTOR, INC.

Date:	July 8, 2026	By:	/s/ Arnon Rosenthal
Arnon Rosenthal, Ph.D. Co-founder and Chief Executive Officer